企业法人营业执照

注 册 号 440301503500164

名　　称	深圳前海万隆金银业有限公司
企业类型	有限责任公司（台港澳法人独资）
住　　所	深圳市前海深港合作区前湾一路1号A栋、201室（入驻深圳市前海商务秘书有限公司）
法定代表人	蔡奇源
成立日期	二0一五年四月二日

重要提示

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登记机关 深圳市市场监督管理局

二○一五年四月九日

中华人民共和国国家工商行政管理总局监制